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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 12, 2002
Date of earliest event reported: May 20, 2002

PawnMart, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-13919 (Commission File Number)	75-2520896 (I.R.S. Employer Identification No.)

2175 Old Concord Road SE, Suite 200, Smyrna, Georgia 30080
(Address of principal executive offices)

(678) 305-7211
(Registrant's telephone number)

Item 3. Bankruptcy or Receivership

Introduction

        On June 12, 2002 PawnMart, Inc. (the "Company") filed a Fourth Modification (the "Fourth Modification") to Debtor's First Amended Plan of Reorganization (the "Plan") in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division in the case of PawnMart, Inc., Debtor, Case No. 01-44957-BJH-11. A copy the Fourth Modification is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

        The Forth Modification provides for a delay in the Closing Date (as defined in the Plan) from July 8 to July 31, 2002.

Item 7. Financial Statements and Exhibits

(c)	Exhibits
	99.1	Confirmation Order dated May 20, 2002(1)
	99.2	Debtor's First Amended Plan of Reorganization dated April 3, 2002(1)
	99.3	Debtor's First Amended Disclosure Statement dated April 3, 2002(1)
	99.4	Fourth Modification to Debtor's First Amended Plan of Reorganization*

(1)
Filed as part of the Current Report of Form-K filed with the Commission on June 10, 2002.

*
Filed herewith.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAWNMART, INC.
DATE: June 12, 2002	By:	/s/ ROBERT W. SCHLEIZER Robert W. Schleizer, Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.4	Fourth Modification to Debtor's First Amended Plan of Reorganization

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  Item 3. Bankruptcy or Receivership
  Introduction
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX